                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for use of the
     Commission only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                  AQUATIC CELLULOSE INTERNATIONAL CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transactions:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Aquatic Cellulose International Corp.
3704 32/nd/ Street, suite 301
Vernon, B.C., V1T5N6
Canada

February 12, 2001

Dear Aquatic Cellulose International Corp. Shareholder:

You are cordially invited to attend a special meeting (the "Special Meeting") of the shareholders of Aquatic Cellulose International Corp., a Nevada corporation (the "Company") to be held on March 5, 2001 at 1:00 P.M., local time, at the offices of Aquatic Cellulose International Corp., 3704 32nd Street, Suite 301, Vernon, B.C., V1T5N6, Canada.

At the Special Meeting, the Company will ask the Stockholders to approve and adopt an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock.

Whether you plan to attend the Special Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Special Meeting.

It is important that your shares of capital stock be represented at the meeting. We therefore ask that you promptly sign, date and return the enclosed Proxy regardless of the number of shares of capital stock which you own.

Time will be set aside during the meeting to discuss each item of business described in the Proxy Statement and for other questions relating to the Company. Representative members of management will be on hand for this purpose.

I look forward to seeing you at the Special Meeting.

Very truly yours,


Gary Ackles
President

                     Aquatic Cellulose International Corp.
                         3704 32/nd/ Street, Suite 301
                             Vernon, B.C., V1T5N6
                                    Canada

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON March 5, 2001

To the shareholders of Aquatic Cellulose International Corporation:

NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of Aquatic Cellulose International Corp., a Nevada corporation (the "Company"), will be held on March 5, 2001 at 1:00 P.M., local time, at the offices of Aquatic Cellulose International Corp., 3704 32nd Street, Suite 301, Vernon, B.C., V1T5N6, Canada, to consider and vote upon the following proposals.

1. To amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000.

The Board of Directors has fixed the close of business on January 19, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice and vote at the Special Meeting, or any adjournment or postponements thereof.

You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the reply envelope provided. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense.

Shareholders are requested to carefully read and review the accompanying the Proxy Statement before executing and returning the Proxy to the Company or voting in person at the Special Meeting.

                              By Order of the Board of Directors of
                              Aquatic Cellulose International Corp.


                              Gary Ackles,
                              PRESIDENT, Aquatic Cellulose Int'l. Corp.

Dated: February 12, 2001



                                PROXY STATEMENT

Aquatic Cellulose International Corp.
3704 32/nd/ Street, Suite 301
Vernon, B.C., V1T5N6
Canada
800-565-6544


              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON March 5, 2001
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                    GENERAL

          This Proxy Statement is furnished to shareholders of Aquatic Cellulose International Corp., a Nevada corporation ("Aquatic" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for the special meeting of shareholders to be held at the offices of Aquatic Cellulose International Corp., will be held on March 5, 2001 at 1:00 P.M., local time, at the offices of Aquatic Cellulose International Corp., 3704 32/nd/ Street, Suite 301, Vernon, B.C., V1T5N6, Canada, local time, and any adjournments or postponements thereof. This Proxy Statement and the attached Notice of Special Meetings are first being mailed to shareholders of the Company on or about February 12, 2001.

          At the Special Meeting, shareholders will be asked to approve and consent to:

          1. Amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

          The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available to facilitate the current raising of additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, for a possible acquisition of another company or its business or assets, or to seek to establish a strategic relationship with a corporate partner. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.




VOTING AT THE SPECIAL MEETING

          The Board of Directors of the Company has fixed the close of business on January 19, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 40,268,851 shares of the Company's common stock, $.01 par value (the "AQCI Common Stock"), issued and outstanding, each of which is entitled to one vote at the Special Meeting.

          The Company has approximately ____ holders of record.

Under the Certificate of Incorporation of the Company and under the Nevada Business Corporation Law, the affirmative vote of a majority of the combined votes cast by the holders of the issued and outstanding shares of the capital stock of the Company entitled to vote ("Shareholder Approval") is necessary to approve and consent to increase the number of common shares from 50,000,000 to 100,000,000. The Board of Directors recommends voting FOR the One Shareholder matter.

In order to vote in favor of or against the One Shareholder Matter at the Special Meeting, shareholders may:

     1.   Attend the  Special  Meeting;
     2. Deliver executed proxies to the Secretary of the Company at 3704 32nd Street, Suite 301, Vernon, B.C., V1T 5N6, Canada on or before the date of the Special Meeting; or
     3.   Faxing the executed proxy to the office of the Company at 250-558-
          5470.

Shareholders attending the meeting may abstain form voting by marking the appropriate boxes designated as Abstain on the Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating a quorum.

It is not anticipated that any other matters will be brought before the Special Meeting.

PROXY SOLICITATION

          The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS OF THE COMPANY.

          The following table sets forth as of January 19, 2001 (the record date), certain information with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock and Preferred Stock by (i) each person known by the Company to be the beneficial owner of 5% or more the Common Stock or Preferred Stock; (ii) each director of the Company; (iii) each Named Executive Officer of the Company; and (iv) all directors and executive officers as a group. Unless otherwise indicated below, such individuals have the sole power to control the vote and dispose of such shares of capital stock:

                                         Shares of      Percentage
Name                                     Common Stock   of Total Stock
---------------------------              ------------   --------------


Gary J. Ackles  (1) .................     5,652,500         12.5%
  3498 Salmon Bench Road
  Vernon, B.C. V1T 8Z7
Claus Wagner-Bartak (2) .............       317,500           .7%
  4902 Lee Highway
  Arlington, VA 22207
Shane Kerpan (3) ....................       220,250           .5%
  816 George Ann Street
  Kamloops, B.C. V2C 1L5

All directors and officers as a group

(3 persons)   .......................     6,190,250         13.7%

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(1)      Mr. Ackles is the President and is a Director of the Company.

(2)      Mr. Kerpan is the Secretary and is a Director of the Company.

(3)      Mr. Wagner-Bartak is a Director of the Company.




                                 MISCELLANEOUS

REVOCATION OF PROXIES

         If the Special Meeting is adjourned, for whatever reason, the One Shareholder Matter shall be considered and voted upon by shareholders at the subsequent "adjourned or postponed meeting," if any.

         You may revoke your proxy at any time prior to its exercise by attending the Special Meeting and voting in person, although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Special Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Special Meeting and bearing a later date to the Secretary of the Company at 3704 32nd Street, Suite 301, Vernon, B.C., V1T5N6, Canada. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Special Meeting in accordance with your instructions.

ADDITIONAL AVAILABLE INFORMATION

         The Company is subject to the informational filing requirement of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's Securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER MATTERS

         The Board of Directors of the Company does not intend to bring any other matters before the Special Meeting and does not know of any other matter that may be brought before the Special Meeting.

              STOCKHOLDER PROPOSALS FOR THE NEXT SPECIAL MEETING

         The date by which stockholder proposals for inclusion in the proxy materials relating to the next Special Meeting of Stockholders must be received by the Company at its principal executive offices, Attention: Gary Ackles, Chairman of the Board, Aquatic Cellulose International Corp., 3704 32nd Street, Suite 301, Vernon, B.C., V1T5N6, Canada by December 31, 2001.

                                     By Order of the Board of Directors of
                                     AQUATIC CELLULOSE INTERNATIONAL CORPORATION



                                     Gary Ackles
                                     CHAIRMAN OF THE BOARD